UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2019

Aridis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38630	47-2641188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

5941 Optical Ct.

San Jose, California 95138

(Address of principal executive offices, including ZIP code)

(408) 385-1742

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ARDS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2019, the Board of Directors of Aridis Pharmaceuticals, Inc. (the “Company”) appointed Susan Windham-Bannister, Ph.D. to its Board of Directors.  A copy of the press release announcing Dr. Windham-Bannister’s appointment is furnished as Exhibit 99.1 to this Form 8-K.

Dr. Windham-Bannister currently serves as President and CEO of Biomedical Growth Strategies., LLC and Managing Partner of Biomedical Innovation Advisors, LLC, a strategic advisory firm serving the healthcare industry which she founded with Dr. Harvey Lodish, co-founder of Genzyme. From 2008-2015, Dr. Windham-Bannister served as founding President and Chief Executive Officer of the Massachusetts Life Sciences Initiative, the brainchild of former Massachusetts Governor Deval Patrick where she led this $1billion healthcare dedicated investment fund. Dr. Windham-Bannister is currently the Chair of the National Board of Directors of the Association for Women in Science (AWIS) and also serves on the Boards of St. Jude’s Children’s Hospital and Tufts Health Plan.  She received a Doctorate in Health Policy and Management from the Florence Heller School at Brandeis University, and a Doctor of Science from Worcester Polytechnic Institute (honoris causa). Dr. Windham-Bannister was a Post-Doctoral Fellow at Harvard University’s John F. Kennedy School and a Fellow in the Center for Science and Policy (CSAP) at Cambridge University, Cambridge, England. She completed her doctoral work at the Heller School under a fellowship from the Ford Foundation

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Aridis Pharmaceuticals, Inc. dated June 10, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2019	ARIDIS PHARMACEUTICALS, INC.

/s/ Vu Truong
Vu Truong
Chief Executive Officer

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